SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:     April 18, 2001

State Street Corporation
..................................................................................
(Exact name of registrant as specified in its charter)

Massachusetts	0-5108	04-2456637
.............……………........	............……………............	...........……...............
(State of Incorporation)	(Commission File Number)	(IRS Employer
Identification Number)

225 Franklin Street, Boston, Massachusetts             02110
........................................................................................................
(Address of principal executive offices)        (Zip code)

Registrant's telephone number, including area code: (617) 786-3000

Item 5. Other Events.

On April 17, 2001, Registrant announced its first quarter results for 2001.

          The press release issued by Registrant in connection with the announcement is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

99.1   Form of press release dated April 17, 2001

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STATE STREET CORPORATION

By: /s/Frederick P. Baughman
Name: Frederick P. Baughman
Title: Senior Vice President, Controller and
Chief Accounting Officer

Date:  April 18, 2001

EXHIBIT INDEX

Exhibit

99.1    Form of press release dated April 17, 2001